                    THE ONE-Registered Trademark- PROVIDER-SM-
            GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
       SUPPLEMENT DATED JULY 1, 1999 TO THE PROSPECTUS DATED MAY 3, 1999


The first sentence of the sub-section entitled Increases and Decreases in Face Amount in the section entitled Death Benefits should be deleted and replaced with the following:

"In most cases, the minimum Face Amount of the Certificate is $50,000."


The second sentence of the third paragraph of the sub-section entitled Increases and Decreases in Face Amount in the section entitled Death Benefits should be deleted and replaced with the following:

"Decreases must reduce the Face Amount by at least $25,000, and the remaining Face Amount generally must not be less than $50,000."


The first sentence of the section entitled Supplemental Benefits should be deleted and replaced with the following:

The following supplemental benefit may be included in a Certificate, subject to our current restrictions, limitations and state approval.


In the Statement of Additional Information, the last sentence of the first paragraph of the sub-section entitled Increases in Face Amount in the section entitled Additional Information About Charges should be deleted and replaced with the following:

"In most cases, the minimum Face Amount of the Certificate is $50,000."




HV-2377